Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
EQUITY

NOTE 14 – EQUITY

A.	Composition of share capital

	Authorized	Issued and paid-up
	No. of shares	No. of shares

Ordinary Shares on par value per share, As of December 31, 2025	50,000,000	6,634,400
Ordinary Shares on par value per share, As of December 31, 2024	20,000,000	5,286,982

On August 22, 2021 (the Company’s incorporation date), the Company issued to its shareholders 16,666,666 ordinary shares, NIS 0.01 par value per share, as part of the Restructuring. As part of the Restructuring, Silynx’s entire issued and paid-up share capital, which has been held through that date by its shareholders, was transferred by the shareholders to the Company, and SOS’s entire share capital, that has been held through that date by Silynx, was transferred to the Company by way of dividend in kind. The shares confer upon their holders the right to vote in the Company’s general meeting, right to dividends and rights upon the liquidation of the Company.

Change in authorized share capital and reverse stock split:

On August 6, 2023, the Company’s shareholders approved in the general shareholders meeting that:

All shares (issued and unissued) be consolidated on the basis that every 5.612 Ordinary Shares, par value NIS 0.01, will be consolidated into one ordinary share, no par value, such that the authorized ordinary shares of the Company following the reverse stock split and the cancellation of par value per share will be in the amount of 4,455,000 ordinary shares, no par value. In addition, the Company approved to increase its authorized share capital to 20,000,000 ordinary shares.

On November 28, 2023, the Company’s shareholders approved in the general shareholders meeting that:

all shares (issued and unissued) are consolidated on the basis that every 1 ordinary share par value NIS 0.01 is consolidated into 1.064572054 ordinary shares, no par value, such that the authorized ordinary shares of the Company following the stock split will be in the amount of 21,291,441 ordinary shares, no par value. In addition, the Company approved to decrease its authorized share capital to 20,000,000 ordinary shares, and the Company’s current issued and outstanding Ordinary Shares will be in the aggregate amount of 3,161,779 Ordinary Shares, no par value per share, and the Company’s options will be in the amount of 1,150,275 options to purchase Ordinary Shares (in such case the exercise price will be adjusted accordingly).

On January 17, 2024, the Company closed its IPO of 1,250,000 Ordinary shares at a public offering price of $4.00 per share, for gross proceeds of $5,000 before deducting underwriting discounts and before deducting the equity transaction costs, and $ 4,475 after deducting underwriting discounts. (see Note 1.A above).

On April 2, 2025, the Company closed an underwritten public offering of 1,290,000 Ordinary Shares at a public offering price of $2.25 per share, for gross proceeds of approximately $2.9 million, and net proceeds of approximately $2.6 million after deducting underwriting discounts and offering expenses. All the Ordinary Shares were offered by the Company.